                                                                Exhibit 10.13


                                NET OFFICE LEASE

                      FIRST BROADWAY/20TH, LLC, AS LANDLORD

                                       AND

                             DOUBLETWIST, AS TENANT

                                      LEASE
                             BASIC LEASE INFORMATION

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                                                                                        LEASE REFERENCE
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Effective Date: April 12, 2000
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Landlord:

         First Broadway/20th, LLC,
         a California limited liability company
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Tenant DoubleTwist Inc., a California corporation
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Premises and Building Address:                                                          Paragraph 1

         2001 Broadway
         Oakland, California 94612
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Approximate Area of Premises:  63,486 square feet
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Estimated Term Commencement:  October 1, 2000                                           Paragraph 2
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Estimated Term Expiration: September 30,2010                                            Paragraph 2
-------------------------------------------- ------------------------------------------ ------------------------------
Monthly Base Rent:                                                                      Paragraph 3 (a)
LEASE YEAR                                   AMOUNT

         Months        1-12                           146,570
         Months       13-24                           151,440
         Months       25-36                           156,480
         Months       37-48                           161,700
         Months       49-60                           167,100
         Months       61-72                           172,690
         Months       73-84                           178,480
         Months       85-96                           184,470
         Months      97-108                           190,670
         Months     109-120                           197,080
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Use:. General office uses, except for minor portion of ground floor required under      Paragraph 6(a)
zoning to be used for retail use, and other legal uses
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Security Deposit:  $400,000 letter of credit                                            Paragraph 16
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

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Tenant's Address for Notices:                                                           Paragraph 21
         Before Commencement Date:
         1999 Harrison Street, Suite 1100
         Oakland, CA 94612
         Telecopier No. (510) 628-0110
         Attn: General Counsel

         After Commencement Date:
         2001 Broadway
         Oakland, CA 94612
         Attn: General Counsel
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Landlord's Address for Notices (AND ADDRESS FOR PAYMENT OF RENT):

         Before Commencement Date:
         First Broadway/20th LLC
         1125 Atlantic Avenue, Suite 102
         Alameda, CA 94501
         Telecopier No. (510) 864-1020

         After Commencement Date:
         First Broadway/20th LLC
         3270 Lakeshore Avenue
         Oakland, CA 94610
         Attn: Steve Meckfessel
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With a copy to:

         Thelen Reid & Priest
         101 Second Street, Suite 1800
         San Francisco, CA 94105-3601
         Attn: Richard Shapiro
         Telecopier No. (415) 371-1211
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Exhibits:

         Exhibit A - Outline of Leased Premises
         Exhibit B - Initial Improvement of the premises
         Exhibit B-1 Description of Landlord's Work
         Exhibit C - Verification Memorandum
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

The Provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease to Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                      LEASE

         THIS LEASE ("Lease") is made and entered into as of the Effective Date by and between First Broadway/20th, LLC, a California limited liability company ("Landlord"), and DoubleTwist, Inc., a California corporation ("Tenant").

                                   WITNESSETH

         1. PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord for the term of this Lease and at the rental and upon the conditions set forth below, the Premises described in the Basic Lease Information and identified approximately on the drawings attached hereto as Exhibit A. The Premises are located within the building identified in the Basic Lease Information (the "Building"). Landlord warrants and represents that, as of the Commencement Date, (i) the Premises will comply with all applicable laws, rules, regulations, codes, ordinances, underwriters' requirements, covenants conditions and restrictions (ii) the Premises will be in good and clean operating condition and repair, (iii) the electrical, mechanical, HVAC, plumbing, sewer, elevator and other systems serving the Premises will be in good operating condition and repair, and (iv) the roof of the Premises will be in good condition and water tight. Tenant shall notify Landlord in writing, within one (1) year after the Commencement Date of this Lease, of any defects in the Premises claimed by Tenant or in the materials or workmanship furnished by Landlord in completing the Tenant Improvements or Landlord's Work. Except for defects stated in such notices, Tenant shall be conclusively deemed to have accepted the Premises "AS IS", in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. Landlord shall proceed diligently to correct the defects stated in such notice unless Landlord disputes the existence of any such defects. In the event of any dispute as to the existence of any such defects, the decision of Landlord's architect shall be final and binding on the parties. Landlord and Tenant hereby agree that Tenant shall receive the benefit of any and all warranties with respect to the Landlord's Work and Tenant Improvements.

         2.  TERM.

                  (a) COMMENCEMENT. The Lease shall commence on the date (the "Commencement Date") that is the later of October 1, 2000, or (unless waived by Tenant in writing) the date by which all of the following have occurred: (a) Landlord has substantially completed the Landlord's Work and the Tenant Improvements in accordance with the Lease and Exhibits hereto, (b) Landlord has delivered possession of the Premises to Tenant; and (c) Landlord has obtained all approvals and permits from the appropriate governmental authorities required for the legal occupancy of the Premises for general office use. The foregoing notwithstanding, the Commencement Date shall be accelerated by the number of days, if any, due to Tenant Delay. If Landlord shall permit

Tenant to occupy the Premises prior to the Commencement Date, such occupancy will be subject to all the term of this Lease, except the obligation to pay rent. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom but in that event subject to any contrary provisions in any agreement with Landlord covering initial improvement of the Premises, rental shall be waived for the period between commencement of the term and the time when Landlord can deliver possession. The date of term expiration shall be extended by the number of days of delay in delivery of possession and any additional period required so that it will expire on the last day of a calendar month, and the commencement and expiration dates shall be confirmed in a Verification Memorandum in the form of Exhibit C executed by Landlord and Tenant promptly following delivery of possession.

                  (b) OPTION TO PURCHASE BUILDING IF LANDLORD UNABLE TO SECURE FINANCING. Notwithstanding anything in this Lease to the contrary, in the event Landlord is unable to secure satisfactory financing through Silicon Valley Bank on or before June 1, 2000, then Tenant shall have the option to purchase the Building and the underlying land from Landlord. Such purchase option must be exercised on or before June 10, 2000 and, if not exercised by Tenant within such ten (10) day period, shall terminate and be no longer valid. Tenant shall purchase the Building subject to any encumbrances then existing on the Building and underlying land and upon repayment to Landlord of the amount of its initial capital contributions actually expended by Landlord for the purchase, design and construction of the Building (including fees to SRM Associates for time expended based on SRM Associates' standard billing rates), all accrued interest thereon (at the rate of fifteen (15%) per annum) and payment of all closing costs associated with such transfer.

                  (b) OPTION TO PURCHASE BUILDING IF NOT TIMELY DELIVERED. Notwithstanding the foregoing, in the event that the Commencement Date has not occurred on or before December 1, 2000 ("Outside Delivery Date"), which date shall be extended by the number of days, if any, of Tenant Delay or causes beyond the reasonable control of Landlord, then Tenant shall have the option to purchase the Building and the underlying land from Landlord. Such purchase option must be exercised within thirty (30) days of the Outside Delivery Date and, if not exercised by Tenant within such thirty (30) day period, shall terminate and be no longer valid. Tenant shall purchase the Building subject to any encumbrances existing as of the Outside Delivery Date (including any mortgages or deed of trust) and upon repayment to Landlord of the amount of its initial capital contributions actually expended by Landlord for the purchase, design and construction of the Building (including fees to SRM Associates for time expended based on SRM Associates' standard billing rates), all accrued interest thereon (at the rate of fifteen (15%) per annum) and payment of all closing costs relating to such transfer.

                  (c) OPTION TO EXTEND. Landlord hereby grants Tenant two (2) options to extend the term of the Lease each for an additional period of five
(5) years, the first of which shall commence immediately after the expiration of the initial term and, if the first option is properly exercised, the second of which shall commence immediately after the expiration of the first option term, upon the same term and conditions contained herein, except that (i) the Monthly Base Rent for the Premises during an option term shall be equal to the then-fair market rent for the Premises determined in the manner set forth in subparagraph
(A) below, (ii)Tenant shall accept the Premises at the commencement of an option term in an "AS IS" condition without any obligation of Landlord to repaint, remodel, repair, improve or alter the Premises; and (iii) there shall be no further options to extend the term of the Lease.

                           (A) Tenant's election to exercise the first option to
extend as granted herein must be given to Landlord in writing no less than twelve (12) months prior to expiration of the initial term and, if Tenant properly exercises the first option, Tenant's election to exercise the second option to extend as granted herein must be given to Landlord in writing no less than twelve (12) months prior to the expiration of the first option term. If Tenant properly exercises the option(s) as set forth herein, references in the Lease to the term shall be deemed to include the applicable option term, unless the context clearly provides otherwise. Notwithstanding anything to the contrary contained herein, all option rights of Tenant pursuant to this Paragraph 2(c) shall automatically terminate without notice and shall be of no further force and effect, whether or not Tenant has timely exercised the option(s) as set forth herein, if (i) an event of default (after applicable notice and cure periods) exists at the time of exercise of an option or at the time of commencement of the applicable option term or (ii) Landlord has given Tenant two
(2) or more notices respecting a default during the initial term of the Lease or the first option term, as the case may be, whether or not the default is subsequently cured, or (iii) Tenant has subleased fifty percent (50%) or more of the Premises.

                           (B) If Tenant properly exercises an option to extend
the term of the Lease, Landlord and Tenant shall attempt in good faith to reach agreement on the amount of Monthly Base Rent that will be applicable during the option term. If Landlord and Tenant are unable to reach agreement as to the fair market rent within thirty (30) days after Landlord's receipt of Tenant's notice of exercise of Tenant's option to extend, then either party may demand an appraisal by giving written notice to the other party, which demand must state the name, address and qualifications of an appraiser selected by the party demanding an appraisal (the "Notifying Party"). The fair market rent shall then be determined as follows:

                           (1) Within ten (10) business days following the
Notifying Party's appraisal demand, the other party (the "Non-Notifying Party") shall either approve the appraiser selected by the Notifying Party or select a second properly qualified appraiser by giving written notice of the name and qualifications of such other appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within such ten (10) business day period, then the Notifying Party's appraiser shall be deemed selected by both parties and no other appraiser shall be selected. If two appraisers are selected, such two appraisers shall select a third qualified appraiser within ten (10) business days following selection of the second appraiser. If the two appraisers fail to select a third qualified appraiser, then the third shall be appointed by the then presiding judge of the Superior Court of Alameda County upon application by either party.

                           (2) If only one appraiser is selected, then that
appraiser shall notify the parties in simple letter form of his/her determination of the fair market rent within fifteen (15) business days following his/her selection, which appraisal shall be conclusive and binding on the parties as the fair market rent. If multiple appraisers are selected, they shall meet not later than fifteen (15) business days following the selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the fair market rent as of the termination date of the Lease by agreement of at least two (2) of the appraisers. If two (2) or more of the appraisers agree on the fair market rent at the initial meeting, such agreement shall be determinative and binding upon the parties and the agreeing appraisers shall, in simple letter form executed by the agreeing appraisers, forthwith notify both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the fair market rent, then all appraisers shall submit to Landlord and Tenant an independent appraisal of the fair market rent within twenty (20) business days following appointment of the final appraiser. The parties shall then determine the fair market rent by averaging the appraisals, provided that any high or loss appraisal, differing from the middle by more than ten percent (10%) of the middle appraisal, shall be disregarded.

                           (3) Fair market rent shall be determined without
taking into account the value of any alterations or improvements made to the Premises or the Project work at Tenant's expense. All appraisers shall be members of the American Institute of Real Estate Appraisers and shall have at least five (5) years experience appraising properties comparable to, and in the vicinity of, the Premises. If only one appraiser is selected, then each Party shall pay one-half (1/2) of the fees of that appraiser. If three appraisers are selected, each party shall bear the fee of the appraiser that it selected and one-half (1/2) of the fees of the third appraiser.

                           (C) If the amount of the fair market rent is not
known as of the commencement of the applicable option term, then Tenant shall continue to pay the Monthly Base Rent in effect at the expiration of the initial term or the first option term, as the case may be, until the amount of the fair market rent for the applicable option term is determined. When such determination is made, Tenant shall pay any deficiency to Landlord, or Landlord shall pay any overpayment to Tenant, as applicable, upon demand.

         3.       RENT

                  (a) Tenant shall pay to Landlord as rental the amount specified in the Basic Lease Information as the Monthly Base Rent. The first Monthly Base Rent due under this Lease shall be payable by Tenant immediately prior to term commencement and all subsequent Monthly Base Rent payments shall be payable in advance on or before the first day of the first full calendar month following commencement of the term and of each successive calendar month thereafter during the term. If the term commences on other than the first day of a calendar month, any excess payment of Monthly Base Rent shall be credited against the next payment of Monthly Base Rent otherwise due.

                  (b) Effective as of each anniversary date of the Commencement Date, the Monthly Base Rent shall be increased as indicated in the Basic Lease Information.

                  (c) Tenant shall pay, as additional rent, all amounts of money required to be paid to Landlord by Tenant hereunder in addition to monthly rent, whether or not the same be designated "additional rent."

                  (d) Tenant hereby acknowledges that late payment by Tenant to Landlord of rent and other amounts due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any loan secured by the Building. Accordingly, if any installment of rent or any other sums due from Tenant shall not be received by Landlord within five (5) days after Landlord shall have given Tenant notice that the some is past due, Tenant shall pay to Landlord a late charge equal to four percent (4%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies under this Lease.

                  (e) Any amount payable by Tenant to Landlord, if not paid within five (5) days of when due, shall bear interest from the date due until paid at the rate of ten percent (10%) per annum or, if a higher rate is legally permissible, at the highest rate legally permitted provided that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant to the extent such interest would cause the total interest to be in excess of that legally permitted. Payment of interest shall not excuse or cure any default by Tenant under this Lease.

                  (f) All payments due from Tenant to Landlord hereunder shall be made to Landlord without deduction or offset in lawful money of the United States of America at the address for payment set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to are designate by notice to Tenant.

         4.       TAXES AND OPERATING EXPENSE

                  (a) Tenant shall pay directly or reimburse Landlord for all Property Taxes assessed with respect to the Building during the term and all Operating Expenses attributable to the Building during the term.

                  (b) For the purposes hereof, "Property Taxes" shall mean all real property taxes, assessments or governmentally imposed few or charges (and any tax or assessment levied wholly or partly in lieu thereof) levied, assessed, or imposed, against the Building, including the tax parcel thereunder and the portions of common area and appurtenances thereon or payable during the term. Property Taxes shall also include the reasonable cost of protesting real property taxes and assessments. Property Taxes shall not include and Tenant shall not be required to pay any tax or assessment expense or any increase therein (i) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest possible term;
(ii) imposed on land and improvements other than the Building, (iii) attributable to Landlord's inheritance, gift, transfer, estate or state taxes; or (iv) resulting from the change of ownership or transfer of any interest in the Premises or the Building during the initial Lease term.

                  (c) For the purposes hereof, "Operating Expenses" shall mean the following expenses and costs of every kind and every nature which arise in connection with the ownership and operation of the Building, including without limitation: (i) all license, permit, and inspection fees; (ii) premiums and deductibles for any insurance maintained with respect to the Building, (iii) wages, salaries and related expenses and benefits of all on-site and off-site employees engaged in Building operation, maintenance and security; (iv) all supplies, materials, and equipment rental; (v) all maintenance, repair, replacement, janitorial, security, and service costs; (vi) asset management fees payable to Landlord on a monthly basis of one percent (1%) of Monthly Base Rent;
(vii) professional services fees; (viii) the cost of capital improvements to the extent such capital improvements actually reduce other Operating Expenses or are required by law, following the Commencement Date; provided, however, with respect to capital items relating to the HVAC and roof membrane, such costs shall be amortized over the useful life of the capital item in question; (ix) all charges for heat, water, gas, electricity and other utilities used or consumed in the Building; and (x) all other ordinary and necessary operating, management and other expenses incurred in connection with the ownership and operation of the Building including expenses in the nature of other Operating Expenses which are payable with respect to the Building under declarations of covenants, restriction, conditions and easements affecting the Building.

                  (d) "Operating Expenses" shall not include and Tenant shall in no event have any obligation to perform or to pay directly, or to reimburse Landlord for, all or any portion of the following repairs, maintenance, improvements, replacements, premiums, claim, loan fees, charges, costs and expenses (collectively, "Costs"): (i) Costs occasioned by the act, omission or violation of any Law by Landlord or its agents, employees or contractors; (ii) Costs occasioned by fire, acts of God, or other casualties or by the exercise of the power of eminent domain; (iii) Costs to correct any construction defect in the Premises or the Building or to comply with any covenant, condition, restriction, underwriter's requirement or law applicable to the Premises or the Building on the Commencement Date; (iv) Costs incurred in connection with the violation by Landlord of the terms and conditions of any lease or other agreement; (v) Costs for pollution or flood insurance, insurance deductibles in excess of $10,000 (excluding earthquake coverage), and co-insurance payments;
(vi) Costs incurred in connection with the presence of any Hazardous Material, except to the extent caused by the release of the Hazardous Material in question by Tenant; (vii) Costs in the nature of depreciation, amortization or other expense reserves; (viii) Costs to repair, replace, restore or maintain the structural portions of the Building including roof structure (but specifically excluding roof membrane, exterior skin of Building, such as window glass and tile facade, and Building HVAC, electrical, water, sewer and plumbing systems); and (ix) compensation for any employee of Landlord or any compensation retained by Landlord or its affiliates for management and administration of the Premises or the Building in excess of the reasonable management fee which would be charged by an unaffiliated professional management service for operation of comparable projects in the vicinity. Tenant shall have the right to audit Operating Expenses from time to time. If the results of such audit disclose that Tenant has overpaid Operating Expenses by more than five percent (5%) of the accurate amount of Operating Expenses payable by Tenant, then Landlord shall pay the cost of such audit.

                  (e) Landlord shall deliver copies of all Property Tax bills for the Building to Tenant within thirty (30) days of receipt thereof. At Landlord's option, Tenant shall either (i) pay all such Property Tax bills directly to the taxing authority and shall deliver evidence, acceptable to Landlord of such payment(s) no later than ten (10) business days prior to the applicable delinquency date(s) of such bills, or (ii) pay the amount of such Property Tax bills directly to Landlord within thirty (30) days of delivery of such copies to Tenant, for Landlord direct payment to the taxing authority. Landlord shall have no obligation to pay any portion of the Property Taxes, Tenant having assumed such obligation, and shall have no liability to Tenant or otherwise for payment thereof. The foregoing notwithstanding, if Landlord's first mortgage shall require periodic escrow payments on account of Property Taxes or any part thereof, then Tenant shall be obligated to maim such payments in installments, rather than bi-annually, on behalf of Landlord.

                  (f) Tenant shall pay all Operating Expenses as and when such payments may be required, except that the asset management fee payable to Landlord under paragraph 4(c)(vi) shall be paid to Landlord each month at the same time and in the same manner as monthly rent. Landlord shall have no obligation to pay any portion of Operating Expenses, Tenant having assumed such obligation, and shall have no liability to Tenant or otherwise for payment thereof.

                  (g) This shall be a triple net Lease and Monthly Base Rent shall be paid to Landlord absolutely net of all costs and expenses except as specifically provided to the contrary in this Lease. The provisions for payment of Operating Expenses and Property Taxes are intended to pass on to Tenant the direct obligation to pay such costs and expenses and, by way of the asset management fee payable under paragraph 4(c)(vi), to reimburse Landlord for its management costs and expenses incurred in connection with Landlord's ownership of the Building. Landlord and Tenant agree that the management, maintenance, repair, preservation. replacement and operation of the Building, except for defects in Landlord's Work or the Tenant Improvements and the structural components of the Building including the roof structure (but specifically excluding roof membrane, exterior skin of Building, such as window glass and tile facade, and Building HVAC, electrical, water, sewer and plumbing systems) are intended to be Tenant's sole responsibility during the term of this Lease.

         5. OTHER TAXES. Tenant shall pay or reimburse Landlord within thirty
(30) days following its demand for any taxes (other than local state or federal, personal or corporate income taxes measured by the net income of Landlord from all sources), assessments excises, levies, business taxes, gross receipts business tax, license, permit, inspection, authorization, service payments in lieu of taxes and any other few or charges of any kind, which are levied, assessed, confirmed or imposed by any public authority: (a) upon, measured by or reasonably attributable to the cost or value of Tenant's equipment, furniture, fixtures and other personal property located in the Premises or leasehold improvements made in or to the Premises at Tenant's expense; (b) upon or by reason of Tenant's occupancy of the Premises or the parking facilities used by Tenant in connection with the Premises; (c) imposed with respect to the rental payable hereunder, or (d) upon this transaction.

         6.  USE.

                  (a) The Premises shall be used and occupied by Tenant for the use set forth in the Basic Lease Information and for no other purpose without Landlord's consent. Tenant shall, at Tenant's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in affect during the term regulating the particular use by Tenant of the Premises. Specifically, Tenant shall comply with the City of Oakland zoning regulation affecting the first twenty (20) feet of depth on the ground floor which requires a retail use. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance, nor shall Tenant, its employees, agents or invitees damage the Premises or the Building, nor use any corridors, sidewalks or other areas outside of the Premises for storage or any purpose other than access to the Premises. Tenant shall not conduct any auction at the Premises. Notwithstanding any other provision of this Lease, Tenant shall not use, keep or permit to be used or kept on the Premises any foul or noxious gas or substance, nor shall Tenant the or permit to be done anything in and about the Premises, either in connection with activities hereunder expressly permitted or otherwise, which would cause a cancellation of any policy of insurance maintained by Landlord in connection with the Building or which would violate the terms of any covenants, conditions or restrictions affecting the Building or the land on which it is located.

                  (b) Tenant shall strictly comply with all statutes, laws, ordinances, rules, regulations, and precautions now or hereafter mandated or advised by any federal, state, local or other governmental agency with respect to the use, generation, storage, or disposal of hazardous, toxic, or radioactive materials (collectively, "Hazardous Materials"). As herein used, Hazardous Materials shall include, but not be limited to, those materials identified in Sections 66680 through 66685 of Title 22 of the California Code of Regulations, Division 4, Chapter 30, as amended from time to time, and those substances defined as "hazardous substances," hazardous materials, "hazardous wastes," "chemicals known to cause cancer or reproductive toxicity," "radioactive materials," or other similar designations in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801 et seq., 33 U.S.C. Section 1251 et seq., 42 U.S.C. Section 300(f) et seq, 42 U.S.C. 7401 et seq, California Health and Safety Code Section 25249.5 et seq, California Water Code Section 13000 et seq., California Health and Safety Code
Section 39000 et seq. and any other governmental statutes ordinances, rules, regulations, and precautions adopted pursuant to the preceding laws or other similar laws, regulations and guidelines now or hereafter in effect regulating the environment Tenant shall not cause, or allow anyone else to cause any Hazardous Materials to be used, generated, stored, or disposed of on or about the Premises or the Building other than reasonable quantities of office and cleaning supplies. Tenant will defend (with counsel approved by Landlord), indemnify and hold Landlord, its members and its and their officers, directors, employees and agents, any entity having a security interest in the Premises or the Building, and its and their employees and agents (collectively, "Indemnitees") harmless from and against all liabilities, claims, costs, damages, and degradation of property value, including all foreseeable and unforeseeable consequential damages, directly or indirectly arising out of the release, use, generation , storage, or disposal of Hazardous Materials at the Premises by Tenant or any person claiming under Tenant, including, without limitation, the cost of any required or necessary investigation, monitoring, repair, cleanup, or detoxification and the preparation of any closure or other required plans, whether such action is required or necessary prior to or following the termination of this Lease, as well as penalties, fines and claims for contribution to the full extent, that such action is attributable, directly or indirectly, to the release, use, generation, storage, or disposal of Hazardous Materials by Tenant or any person claiming under Tenant. The consent by Landlord to the use, generation, storage, or disposal of Hazardous Materials shall not excuse Tenant, from Tenant's obligation of indemnification set forth above. Tenant's obligations under this paragraph 6 shall survive the expiration or termination of this Lease.

                  (c) To the best knowledge of Landlord and without further independent investigation, (a) no Hazardous Material is present in the Premises or at the Building or the soil, surface water or groundwater thereof, (b) no underground storage tanks are present on the Premises or the Building, and (c) no action, proceeding or claim is pending or threatened the Building or the Premises concerning any Hazardous Material or pursuant to any Environmental Law. Under no circumstance shall Tenant be liable for, and Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents, contractors, stockholders, directors, successors, representatives, and assigns from and against, all losses, costs, claims, liabilities and damages (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material present at any time in, on or about the Building, the Premises, or the soil, air, or surface water thereof, or the violation of any Environmental Law, except to the extent that any of the foregoing actually results from the release of Hazardous Material by Tenant or Tenants agents in violation of applicable Environmental Laws.

         7. UTILITIES. Tenant shall directly pay for all water, sewer, gas, electricity, heat, cooling, energy, telephone, refuse collection, alarm monitoring services, and other utility-type services furnished to the Building, together with all related installation or connection charges or deposits. Tenant shall have access to the Premises and Building twenty-four hours a day, seven days a week. Inasmuch as Tenant shall have the sole obligation to obtain provide and maintain any such services during the term Tenant agrees that Landlord shall not be in breach of this Lease nor be liable to Tenant for damages or otherwise, to the extent there is any failure to furnish, or a delay in furnishing any such service, or a change in the quantity or character of any such service during the term.

         8. MAINTENANCE, REPAIRS AND ALTERATIONS.

                  (a) Landlord shall, at Landlord's sole expense, keep in good condition and repair and maintain the foundations, exterior walls, roof, and all structural components including the roof structure (but specifically excluding roof membrane, exterior skin of Building, such as window glass and tile facade, and Building HVAC, electrical, water, sewer and plumbing system) of the Building. Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements (a) necessitated by the acts or omissions of Landlord, or its respective agents, employees, contractors or invitees, (b) occasioned by fire, acts of God or other casualty or by the exercise of the power of eminent domain, and (c) required as a consequence of any violation of any Laws or construction defects in the Tenant Improvements or the Landlord's Work as of the Commencement Date. In performing all repair and maintenance, Landlord shall use its best efforts to minimize any disruption to Tenant.

                  (b) Subject to Landlord's repair and maintenance obligations as set forth above, Tenant shall, at Tenant's sole expense, keep in good condition and repair and maintain the Building and Premises including, but not limited to, the exterior of the Building, such as window glass and tile facade, all HVAC, electrical, water, sewer and plumbing systems, plumbing and electrical fixtures and outlets, and all computer and telecommunications; wiring and outlets. If an event of default shall exist (after applicable notice and cure periods) due to Tenant's failure to the so, Landlord may, but shall not be required to, enter the Premises and put them in good condition, and Landlord's costs thereof as set forth in Landlord's demand to Tenant shall automatically become due and payable as additional rent.

                  (c) Tenant shall not, without Landlord's prior consent, make any alterations, improvements or additions in or about the Premises ("Tenant Additions"), except for non-structural alterations or improvements not exceeding $25,000 in any one instance. As a condition to giving such consent, Landlord may require that Tenant remove any such Tenant Additions at the expiration of the term, and to restore the Premises to their prior condition. Before commencing any work relating to Tenant Additions, Tenant shall notify Landlord of the expected date of commencement thereof and of the anticipated cost thereof, and (if Landlord's consent is required) shall furnish complete drawings and specifications describing such work as well as such information as shall reasonably be requested by Landlord substantiating Tenant's ability to pay for such work. Tenant shall give Landlord at least five (5) business days' notice prior to commencing any such work and Landlord shall then have the right at any time and from time to time to post and maintain on the Premises such notices as Landlord reasonably deems necessary to protect the Premises, the Building and Landlord from mechanics' liens or any other liens. In any event, Tenant shall pay when due all claim for labor or materials furnished to or for Tenant at or, for use in the Premises. Tenant shall not permit any mechanics' liens to be levied against the Premises for any labor or materials furnished to Tenant or claimed to have been furnished to Tenant or to Tenant's agents or contractors in connection with work performed or claimed to have been performed on the Premises by or at the direction of Tenant. All Tenant Additions in or about the Premises performed by or on behalf of Tenant shall be done by contractors designated or approved by Landlord, in a good, workmanlike manner which does not disturb or interfere with other tenants and is in compliance with all applicable laws, ordinances, regulations and orders of any authority having jurisdiction thereover, as well as the requirements of insurers of the Premises and the Building. Prior to commencing any such work, if required by Landlord, Tenant shall purchase builder's risk insurance in an amount no less than the value of the completed work of alteration, addition or improvement on an all-risk basis, covering all perils then customarily covered by such insurance. In addition, prior to the commencement of any such work costing more than $100,000, if Landlord so requests, Tenant shall furnish to Landlord performance and payments bonds in a form and issued by a surety reasonably acceptable to Landlord in an amount equal to the cost of such work of alteration, improvement or addition. Notwithstanding anything in this paragraph 8 to the contrary, upon Landlord's request, Tenant shall remove any contractor, or material supplier from the Premises and the Building if the work or presence of such person or entity results in labor disputes in or about the Building or damage to the Premises or the Building. Upon completion of work performed for Tenant, at Landlord's request Tenant shall deliver to Landlord evidence of full payment therefor and full and unconditional waivers and releases of liens for all labor, services and/or materials used. Unless Landlord requires their removal, as set forth above, all Tenant Additions which may be made on the Premises shall, at Landlord's option, become the property of Landlord and remain upon and be surrendered with the Premises at the termination or expiration of the term; provided, however, that Tenant's machinery, equipment and trade fixtures, other than any which may be affixed to the Premises so that they cannot be removed without material damage to the Premises, shall remain the property of Tenant and shall. be removed by Tenant on or before such time.

                  (d) Tenant Additions and Tenant's trade fixtures, furniture, equipment and other personal property installed in the Premises ("Tenant's Property") shall at all times be and remain Tenant's property. Except for Tenant Additions which cannot be removed without structural injury to the Premises, at any time Tenant may remove Tenant's Property from the Premises, provided that Tenant repairs all damage caused by such removal. Landlord shall have no right to require Tenant to remove any Tenant Additions unless it notifies Tenant at the time it consents to such Tenant Additions that it shall require such Tenant Additions to be removed. Landlord shall have no security interest or lien on any item of Tenant's Property. Within ten (10) days following Tenant's request, Landlord shall execute documents reasonably acceptable to Tenant to evidence Tenant waiver of any right, title, lien or interest in Tenant's Property and giving any lenders holding a security interest or lien on Tenant's Property reasonable rights of access to the Premises to remove such Tenant's Property, provided that such lenders repair any damage caused by such removal and such lender agrees to remove Tenant's Property within ten (10) days of notice by Landlord.

         9.       INSURANCE.

                  (a) Tenant shall obtain and maintain during the term of this Lease commercial general liability insurance with a combined single limit for personal injury and property damage in an amount not less than $3,000,000, and employees liability and workers' compensation insurance as required by law. Tenant's commercial general liability insurance policy shall (i) include coverage for premises and operations liability, products and completed operations liability, broad form property damage, blanket contractual liability and personal and advertising liability, (ii) provide that the insurer has the duty to defend all insureds, and (iii) provide that defense costs do not deplete policy limits. Such insurance shall also be endorsed to provide that (1) it may not be canceled or altered in such a manner as adversely to affect the coverage afforded thereby without 30 days' prior written notice to Landlord, (2) Landlord and other entities designated by Landlord are named as additional insureds, (3) the insurer acknowledges acceptance of the mutual waiver of claim by Landlord and Tenant pursuant to subparagraph (b) below, and (4) such insurance is primary with respect to Landlord and that any other insurance maintained by Landlord is excess and noncontributing with such insurance. If, in the opinion of Landlord's insurance adviser, based on a substantial increase in recovered liability claim generally, the specified amounts of coverage are no longer adequate, within 30 days following Landlord's request, such coverage shall be appropriately increased. Tenant shall also obtain and maintain insurance ("Personal Property Insurance") covering leasehold improvements paid for by Tenant and Tenant's personal property and fixtures from time to time in, on, or at the Premises, in an amount not less than one hundred percent (100%) of the full replacement cost, without deduction for depreciation, providing protection against events protected under "All Risk Coverage," as well as against sprinkler damage, vandalism, and malicious mischief. Any proceeds from the Personal Property Insurance shall be used for the repair or replacement of the property damaged or destroyed, unless this Lease is terminated under an applicable provision herein. Tenant shall obtain and maintain business interruption insurance in an amount not less than the greater of Tenant's annual gross revenue or an amount adequate to provide for payment of Monthly Base Rent and other amounts due Landlord under this Lease during a one year interruption of Tenant's business by fire or other casualty. Prior to the commencement of the term Tenant shall deliver to Landlord duplicates of such policies or certificates thereof with endorsements, and at least thirty (30) days prior to the expiration of such policy or any renewal thereof, Tenant shall deliver to Landlord replacement or renewal binders, followed by duplicate policies or certificates within a reasonable time thereafter. If Tenant fails to obtain such insurance or to furnish Landlord any such duplicate policies or certificates as herein required, Landlord may, at its election, upon notice to Tenant, procure and maintain such coverage and Tenant shall reimburse Landlord on demand as additional rent for any premium so paid by Landlord. Tenant shall have the right to provide all insurance coverage required herein to be provided by Tenant pursuant to blanket policies so long as such coverage is expressly afforded by such policies.

                  (b) Landlord shall maintain in effect during the term of this Lease, and Tenant shall reimburse as an Operating Expense, "all risk" property insurance insuring against risk of loss or damage to the Building and the Premises for the full replacement cost thereof against all risk of physical loss, including but not limited to perils included within the classification of fire, extended coverage, vandalism, malicious mischief, earthquake, flood (if the same is required by a lender having a lien on the Building). Landlord shall also maintain in effect during the term of this Lease, and Tenant shall reimburse as an Operating Expense, a policy of rental value or rent loss insurance covering a period of at last one (1) year, with loss payable to Landlord. Notwithstanding anything in the Lease to the contrary, Landlord and Tenant hereby release each other and their respective agents, employees, successors, assignees and subleases from all liability for injury to any person or damage to any property that is caused by or results from a risk which is actually insured against, which is required to be insured against under the Lease, or which would normally be covered by "all risk" property insurance, without regard to the negligence or willful misconduct of the person or entity so released. All of Landlord's and Tenant's repair and indemnity obligations under the Lease shall be subject to the waiver and release contained in this paragraph. Each party shall cause each insurance policy it obtains to provide that the insurer thereunder waives all recovery by way of subrogation as required herein in connection with any injury or damage covered by such policy.

                  (c) Landlord hereby waives all claims against Tenant, and Tenant's partners and its and their officers, directors, partners, employees, agents and representatives (collectively, "Tenant's Parties") for loss or damage to the extent that such loss or damage is insured against under any valid and collectable insurance policy insuring Landlord or would have been insured against but for any deductible amount under any such policy, and Tenant waives all claims against Landlord including Landlord's partner and its and their officers, directors, partners, employees, agents and representatives (collectively, "Landlord's Parties") for loss or damage to the extent such loss or damage is insured against under any valid and collectable insurance policy insuring Tenant or required to be maintained by Tenant under this Lease or would have been insured against but for any deductible amount under any such policy.

         10. INDEMNIFICATION. Tenant shall hold harmless, indemnify and defend Landlord against all claims, damages, losses, liabilities and expenses (except such as arises, from the negligence or willful misconduct of Landlord, its agents, employees or contractors or from latent defects in the Tenant Improvements or Landlord's Work or Landlord's breach of this Lease) (i) for damage to any property or injury to or death of any person arising from the breach of this Lease by Tenant, or (ii) arising from the negligence or willful misconduct of Tenant, its employees, agents, or contractors. The foregoing indemnity obligation of Tenant shall include reasonable attorneys' fees, investigation costs, and all other reasonable costs and expenses incurred by Landlord from the first notice that any claim or demand is to be made or may be made. Landlord shall indemnify, defend (with counsel reasonably satisfactory to Tenant), protect and hold harmless Tenant and its agents, employees and contractors from and against all losses costs, claims, liabilities and damages (including reasonable attorneys' fees) arising from the negligence or willful misconduct of Landlord, its employees, agents or contractors, or from Landlord's breach of this Lease. The provisions of this paragraph 10 shall survive the termination of this Lease with respect to any damage, injury, or death occurring prior to such termination.

         11.      DAMAGE OR DESTRUCTION.

                  (a) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is wholly covered by insurance proceeds made available to Landlord for such purpose, Landlord shall proceed with reasonable diligence to repair the damage or destruction and this Lease shall not be terminated; provided, however, that if in the opinion of Landlord's architect or contractor the work of repair cannot be completed in ninety (90) days following such damage or destruction, Landlord may at its election terminate this Lease by notice given to Tenant within thirty (30) days following the event or such longer period as may reasonably be necessary to obtain information from its architect or contractor.

                  (b) If during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, from a risk which is not wholly covered by insurance proceeds made available to Landlord for repair or reconstruction, Landlord may at its election by notice to Tenant given within thirty (30) days following the event or such longer period as may reasonably be necessary for Landlord to obtain information from its architect or contractor, either restore the Premises or terminate this Lease.

                  (c) The foregoing notwithstanding if (i) during the term the Premises are totally or partially destroyed, or any other portion of the Building is damaged in such a way that Tenant's use of the Premises is materially interfered with, and (ii) in the opinion of Landlord's architect or contractor the work of repair cannot be completed within one (1) year following such damage or destruction, then Tenant may at its election terminate this Lease by notice given to Landlord within thirty (30) days following the event or such longer period as may reasonably be necessary to obtain information from Landlord's architect or contractor verifying the estimated repair period.

                  (d) In case of destruction or which materially interferes, with Tenant's use of the Premises, if this Lease is not terminated as above provided, rent shall be abated during the period required for the work of repair based upon the degree of interference with Tenant's use of the Premises. Except for abatement of rent, Tenant shall have no claim against Landlord for any loss suffered by Tenant due to damage or destruction of the Premises or any work of undertaken as herein provided. Tenant expressly waives the provisions of applicable law which would otherwise provide for termination of a hiring upon destruction of the thing hired, which are superseded by this paragraph 11.

         12.      EMINENT DOMAIN.

                  If all or any part of the Premises shall be taken as a result of the exercise of the power of eminent domain or sold by Landlord under threat thereof, this Lease shall terminate as to the part so taken as of the date of taking or sale and, in the case of a partial taking, Tenant shall have the right to terminate this Lease as to the balance of the Premises by notice to the other within thirty (30) days after such date if the portion of the Premises taken shall be of such extent and nature as substantially to handicap, impede or impair Tenant's use of the balance of the Premises, or render the balance of the Premises inadequate for Tenant's purposes. In the event of any taking or such sale, Landlord shall be entitled to any and all compensation, damages, income, rent, awards, or any interest therein whatsoever which may be paid or made in connection therewith, and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease as or otherwise; provided, however, Tenant may make an independent claim for Tenant's relocation costs, the unamortized value of any alterations or improvements made to the Premises or Building at Tenant's expense, and the "bonus value" of the Lease (i.e., the difference between Monthly Base Rent payable hereunder and the then fair market rental value of the Premises) for the balance of the Lease term so long as Tenant's award, if any, does not diminish Landlord's award. In the event of a partial taking of the Premises which does not result in a termination of this Lease, the monthly rental thereafter to be paid shall be equitably reduced on a pro rata basis based upon relative area.

         13.      ASSIGNMENT AND SUBLETTING.

                  (a) Tenant shall not assign this Lease or any interest herein or sublet the Premises or any part thereof, either directly or by operation of law, without the prior consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not hypothecate this Lease or any interest herein without the prior consent of Landlord, which consent may be withheld by Landlord in its absolute discretion. Any of the foregoing acts without such consent shall be void. In connection with each consent requested by Tenant, Tenant shall submit to Landlord the terms of the proposed transaction, the identity of the parties to the transaction, the proposed documentation for the transaction, current financial statements of any proposed assignee or sublessee and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein. In the case of any assignment or subletting, the proposed assignee or sublessee shall agree in writing to perform for the benefit of Landlord all of the Tenant's obligations under this Lease or so much thereof as are allocable to any portion of the Premises proposed to be sublet.

                  (b) Without limiting the other instances in which it may be reasonable for Landlord to withhold its consent to an assignment or subletting, Landlord and Tenant acknowledge that it shall be reasonable for Landlord to withhold its consent in the following instances:

                           (1) the proposed assignee or sublessee is a
governmental agency,

                           (2) in Landlord's reasonable judgment, the use of the
Premises would violate this Lease;

                           (3) in Landlord's reasonable judgment, the financial
worth of the proposed assignee or sublessee would be insufficient to perform its obligations under this Lease;

                           (4) Landlord has experienced previous defaults by or
is in litigation with the proposed assignee or subtenant;

                           (5) the use of the Premises by the proposed assignee
or subtenant will violate any applicable law, ordinance or regulation;

                  (c) If Tenant proposes to assign this Lease, Landlord may, by notice given within thirty (30) days of Tenant's notice, elect to terminate this Lease as of the date of the proposed assignment. If Landlord so terminates this Lease, Landlord may, if it elects, enter into a new lease covering the Premises with the intended assignee on such terms as Landlord and such person may agree, or enter into a new lease covering the Premises or a portion thereof with any other person; in such event, Tenant shall not be entitled to any portion of the profit, if any, which Landlord may realize on account of such termination and reletting. Landlord's exercise of its aforesaid option shall not be construed to impose any liability upon Landlord with respect to any real estate brokerage commission(s) or any other costs or expenses incurred by Tenant in connection with its proposed assignment. If Landlord does not exercise its option to terminate this Lease, Tenant shall be free to assign this Lease, subject to obtaining Landlord's prior consent as hereinabove provided.

                  (d) As used in this paragraph 13, the term "assign" or "assignment" shall include, without limitation, any sale, transfer or other disposition of all or any portion of Tenant's estate under this Lease, whether voluntary or involuntary, and whether by operation of law or otherwise including any of the following:

                           (1) If Tenant is a corporation or a limited liability
company: (i) any dissolution, merger, consolidation or other reorganization of Tenant, or (ii) a sale of more than fifty percent (50%) of the value of the assets of Tenant, or (iii) if Tenant is a corporation or limited liability company with fewer than 500 shareholders, sale or other transfer of a controlling percentage of the capital stock of or membership interests in Tenant. The phrase "controlling percentage' means the ownership of, and the right to vote, stock or membership interests possessing at least fifty percent (50%) of the total combined voting power of all classes of Tenant's stock or membership interests issued, outstanding and permitted to vote for the election of directors;

                           (2) If Tenant is a trust, the transfer of more than
fifty percent (50%) of the beneficial interest of Tenant, or the dissolution of the trust;

                           (3) If Tenant is a partnership or joint venture, the
withdrawal, or the transfer of the interest of any general partner or joint venturer or the dissolution of the partnership or joint venture; or

                           (4) If Tenant is composed of tenants-in-common, the
transfer of interest of any co-tenants, or the partition or dissolution of the co-tenancy.

The foregoing notwithstanding, Tenant may, without Landlord's prior written consent and without payment of any amount to Landlord, sublet any of the Premises or assign any interest in the Lease to (a) a subsidiary, affiliate, division or corporation controlling, controlled by or under common control with Tenant, (b) a successor corporation related to Tenant by merger, consolidation, nonbankruptcy reorganization, or government action, or (c) a purchase of substantially all of Tenant's assets located at the Premises. Neither the sale or transfer of Tenant's capital stock, including, without limitation, a transfer in connection with the merger, consolidation or nonbankruptcy reorganization of Tenant and any sale through any private or public offering, nor the pledge of or grant of a security interest in any of the Tenant's capital stock, shall be deemed an assignment, subletting or other transfer of the Lease or the Premises.

                  (e) No sublessee shall have a right further to sublet, and any assignment by a sublessee of its sublease shall be subject to Landlord's prior consent in the same manner as if Tenant were entering into a new sublease.

                  (f) In the case of an assignment, one-half (1/2) of all sums or other economic consideration received by Tenant as compensation for such assignment shall be paid to Landlord after first deducting the cost of any real commissions incurred in connection with such assignment and the unamortized value of all Tenant Additions and improvements to the Premises paid for by Tenant.

                  (g) In the case of a subletting, all sums or economic consideration received by Tenant as a result of such subletting may be retained by Tenant.

                  (h) Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligations or alter the primary liability of Tenant to pay the rental and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rental by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Tenant or any successor of Tenant in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto and such action shall not relieve Tenant of liability under this Lease.

                  (i) If Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith, not to exceed $1,500.

                  (j) The voluntary or other surrender of this Lease by Tenant, the mutual cancellation thereof or the termination of this Lease by Landlord as a result of Tenant's default shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

         14.      DEFAULT BY TENANT.

                  (a) Any of the following events shall constitute events of default under this Lease:

                           (1) Tenant's failure to pay any rent or other sum
payable hereunder within five (5) days after Landlord has given Tenant notice of nonpayment;

                           (2) Tenant's failure to perform any of the other
terms, covenants, agreements or conditions contained herein and the continuation of such default for a period of thirty (30) days after notice by Landlord or beyond the time reasonably necessary for cure if the default is of the nature to require more than thirty
(30) days to remedy, but in any event within sixty (60) days following Landlord's notice;

                           (3) the bankruptcy or insolvency of Tenant, any
transfer by Tenant in fraud of creditors, assignment by Tenant for the benefit of creditors, or the commencement of any proceedings of any kind by or against Tenant under any provision of the Federal Bankruptcy Act or under any other insolvency, bankruptcy or reorganization act; the appointment of a receiver for a substantial part of the assets of Tenant; or the levy upon this Lease or any estate of Tenant hereunder by any attachment or execution; unless, in the event any such proceedings are involuntary, Tenant is discharged from the same within sixty (60) days thereafter; or

                           (4) the abandonment of the Premises.

                  (b) Upon the occurrence of any event of default by Tenant hereunder, Landlord may, at its option and without any further notice or demand, in addition to any other rights and remedies given hereunder or by law, do any of the following:

                           (1) Landlord shall have the right so long as such
default continues, to give notice of termination to Tenant, and on the date specified in such notice this Lease shall terminate.

                           (2) In the event of any such termination of this
Lease, Landlord may then or at any time thereafter, reenter the Premises and remove therefrom all persons and property and again repossess and enjoy the Premises, without prejudice to any other remedies that Landlord may have by reason of Tenant's default or of such termination.

                           (3) In the event of any such termination of this
Lease, and in addition to any other rights and remedies Landlord may have, Landlord shall have all of the rights and remedies of a Landlord provided by
Section 1951.2 of the California Civil Code. The amount of damages which Landlord may recover in event of such termination shall include, without limitation, (i) the worth at the time of award (computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent) of the amount by which the unpaid rent for balance of the term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided, (ii) all legal expenses and other related costs incurred by Landlord following Tenant's default, (iii) all costs incurred by Landlord in restoring the Premises to good order and condition, or in remodeling, renovating or otherwise preparing the Premises for reletting, and (iv) all costs (including, without limitation, any brokerage commissions) incurred by Landlord in-reletting the Premises, to the extent allocable to the remaining term of this Lease.

                           (4) Landlord shall also have the remedy described in
California Civil Code Section 1951.4 (lessor may continue the lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has right to sublet or assign, subject only to reasonable limitations).

                           (5) For the purpose of determining the unpaid rent in
the event of a termination of this Lease, or the rent due hereunder in the event of a reletting of the Premises, the monthly rent reserved in this Lease shall be deemed to be the sum of the rental due under paragraph 3 above and the amounts last payable by Tenant pursuant to paragraph 4 above and any "free rent" or rent waived or abated by Landlord as an inducement for Tenant to enter into this Lease.

                           (6) Landlord's acceptance of payment from Tenant of
less than the amount of rent then due shall not constitute a waiver of any rights of Landlord or Tenant including, without limitation, any right of Landlord to recover possession of the Premises.

                           (7) After terminating this Lease, Landlord may remove
any and all personal property located in the Premises and place such property in a public or private warehouse or elsewhere at the sole cost and expense of Tenant.

                  (c) Even though Tenant has breached this Lease to and abandoned the Premises, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession, and Landlord may enforce all its rights and remedies under this Lease, including the right to recover rental as it becomes due under this Lease. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession.

                  (d) Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereby against the other on any matter not relating to personal injury or property damage but otherwise arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Premises, and any statutory remedy.

                  (e) The remedies provided for in this Lease are in addition to any other remedies available to Landlord at law or in equity, by statute or otherwise.

         15. LANDLORD'S RIGHT TO CURE DEFAULT. If Tenant shall fail to pay any sum of money, other than rental, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such other act on Tenant's part to be made or performed as in this Lease provided. All sums so paid by Landlord and all necessary incidental costs shall be deemed additional rent hereunder, and shall be payable to Landlord on demand and Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment thereof by Tenant as in the case of default by Tenant in the payment of rental.

         16. DEFAULT BY LANDLORD. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord hereunder within a reasonable time, but in no event later than thirty (30) days after notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

         17.      LETTER OF CREDIT.

                  (a) In lieu of depositing a cash security deposit with Landlord, Tenant shall, on execution of this Lease, deliver to Landlord and cause to be in effect during the Lease Term an unconditional, irrevocable letter of credit ("LOC") in the amount specified as the LOC amount in the Basic Lease Information, (the "LOC Amount"). The LOC shall have an initial term of five (5) year and shall thereafter renew automatically from year to year. The LOC shall be in a form reasonably acceptable to Landlord and shall be issued by an LOC bank selected by Tenant and reasonably acceptable to Landlord. An "LOC bank" is a bank that accepts deposits, maintains accounts, has a local office that will negotiate a letter of credit, and the deposits of which are insured by the Federal Deposit Insurance Corporation. Tenant shall pay all expenses, points, or fees incurred by Tenant in obtaining the LOC. The LOC shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. Tenant acknowledges that Landlord has the right to transfer or mortgage its interest in the Building and in this Lease and Tenant agrees that in the event of any such transfer or mortgage, Landlord shall have the right to transfer or assign the LOC and/or the LOC Security Deposit (as defined below) to the transferee or mortgagee, and, in the event of such transfer, Tenant shall took solely to such transferee or mortgagee for the return of the LOC and/or the LOC Security Deposit.

                  (b) Tenant may, from time to time, replace any existing LOC with a new LOC if the new LOC (a) becomes effective at least thirty (30) days before expiration of the LOC that it replaces; (b) is in the required LOC amount; (c) is issued by an LOC bank acceptable to Landlord, and (d) otherwise complies with the requirements of this paragraph.

                  (c) Landlord shall hold the LOC as security for the performance of Tenant's obligations under this Lease. If, after notice and failure to cure within any applicable period provided in this Lease, Tenant defaults on any provision of this Lease , Landlord may, without prejudice to any other remedy it has, draw on that portion of the LOC necessary to (a) pay Monthly Base Rent or other sum in default; (b) pay or reimburse Landlord for any amount that Landlord may spend or become obligated to send in exercising Landlord's rights under paragraph 15; and/or (c) compensate Landlord for any expense, loss or damage that Landlord may suffer because of Tenant's default. If Tenant fails to renew or replace the LOC at least thirty (30) days before its expiration, Landlord may, without prejudice to any other remedy it has, draw on the entire amount of the LOC. Tenant shall thereafter have the right, however, to deliver to Landlord a replacement LOC complying with the term of this paragraph 17, whereupon Landlord shall return the LOC Security Deposit, less any amounts otherwise credited pursuant to the terms hereof, to Tenant.

                  (d) Any amount of the LOC that is drawn on by Landlord but not applied by Landlord shall be held by Landlord as a security deposit (the "LOC Security Deposit") in accordance with this paragraph. The LOC Security Deposit shall be held by Landlord as security for the performance by Tenant of all of the provisions of this Lease. Landlord shall not be required to keep the LOC Security Deposit separate from its general accounts.

                  (e) If Landlord draws on any portion of the LOC and/or applies all or any portion of such draw, Tenant shall, within ten (10) business days after demand by Landlord, either (i) deposit cash with Landlord in an amount that, when added to the amount remaining under the LOC and the amount of any LOC Security Deposit, shall equal the LOC Amount then required under this paragraph; or (ii) reinstate the LOC to the full LOC Amount.

                  (f) If Tenant performs all of Tenant's obligations hereunder, the LOC Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest for its use, to Tenant (or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the LOC Security Deposit.

         18.      ESTOPPEL CERTIFICATE.

                  (a) Tenant shall at any time within ten (10) business days following request from Landlord execute, acknowledge and deliver to Landlord a statement certifying (1) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (2) the date to which the rent and other sums payable hereunder have been paid, (3) acknowledge that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults, if any, which are claimed and (4) such other matters as may reasonably be requested by Landlord. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building.

                  (b) Tenant's failure to deliver such statement within such time shall be deemed Tenant's confirmation that: (1) this Lease is in full force and effect, without modification except as may be represented by Landlord, (2) there are no uncured defaults in Landlord's performance, and (3) not more than one (1) month's rent has been paid in advance.

                  (c) If Landlord desires to sell, finance or refinance the Building within ten (10) business days of Landlord's request, Tenant shall deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. All such financial statements shall be received by Landlord in confidence and shall be used for the purposes herein set forth.

         19.      SUBORDINATION, AMENDMENT FOR LENDER.

                  (a) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust or any other hypothecation for security now or hereafter placed upon the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if an event of default by Tenant does not then exist (beyond applicable notice and cure periods), unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, beneficiary, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease as is dated prior to or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof. If any mortgage or deed of trust to which this Lease is subordinate is foreclosed or a deed in lieu of foreclosure is given to the mortgagee or beneficiary, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; if any ground lease to which this Lease is subordinate is terminated, Tenant shall attorn to the ground lessor. Promptly following the request of any such purchaser, grantee, or ground lessor, Tenant shall execute and deliver a new lease, in the form of this Lease, with such requesting party as the Landlord. Tenant agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, or to evidence such attornment.

                  (b) Tenant shall give any holder of a first mortgage or deed of trust placed upon the Building ("Holder"), in compliance with the notice provisions of this Lease , a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of notice of assignment of rents and leases or otherwise) of the address of such Holder. If Landlord shall have failed to cure such default within thirty (30) days or such longer period of time as Landlord shall have the right to cure the default the Lease, Holder shall have the right, but not the duty, to cure such default within an additional thirty (30) day period or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default, including the time necessary to foreclose or otherwise terminate its first mortgage or deed of trust is necessary to effectuate such cure.

         20. ATTORNEYS' FEES. If either party commences an action or proceeding against the other party arising out of or in connection with this Lease, or institutes any proceeding in a bankruptcy or similar court which has jurisdiction over the other party or any or all of its property or assets, the prevailing party in such action or proceeding and in any appeal in connection therewith shall be entitled to have and recover from the unsuccessful party reasonable attorneys' fees, court costs, expenses and other costs of investigation and preparation. If such prevailing party recover a judgment in any such action, proceeding, or appeal, such attorneys' fees, court costs and expenses shall be included in and as a part of such judgment.

         21.      SURRENDER OF PREMISES.

                  (a) Upon the termination of this Lease, Tenant shall surrender and vacate the Premises (including, without limitation, as to Roof Equipment and signage) immediately and deliver possession thereof to Landlord in a clean, good and tenantable condition, ordinary wear and tear, acts of God, casualties, condemnation, Hazardous Materials (other than those released by Tenant), Tenant Additions or other improvements which Tenant is not required to remove at the termination of the Lease and damage caused by Landlord excepted. Under no condition shall Tenant be required to remove any of the initial Tenant Improvements constructed in the Premises. Tenant shall deliver to Landlord all keys to the Premises and the Building. Tenant shall remove from the Premises all movable personal property of Tenant and Tenant's trade fixtures. Tenant shall be entitled to remove such Tenant Additions, which at the time of their installation Landlord and Tenant agreed may be removed by Tenant. Tenant shall also remove such other Tenant Additions as required by Landlord, including any Tenant Additions containing Hazardous Materials. Tenant immediately shall repair all damage resulting from removal of any of Tenant's property, furnishings or Tenant Additions, shall close all floor, ceiling and roof openings and shall restore the Premises and the Building. If any of the Tenant Additions which were installed by Tenant involved the lowering of ceilings, raising of floors or the installation of specialized wall or floor coverings or lights, then

Tenant shall also be obligated to return such surfaces to their condition prior to the commencement of this Lease or their installation, as the case may be. In the event Tenant shall fail to remove those item described above, Landlord may (but shall not be obligated to), at Tenant's expense, remove any of such property and store, sell, or otherwise deal with such property as provided by law.

                  (b) All property which may be removed from the Premises by Landlord shall be conclusively presumed to have been abandoned by Tenant and Landlord may deal with such property as provided by law. Tenant shall also reimburse Landlord for all costs and expenses incurred by Landlord in removing any of Tenant Additions and in restoring the Premises to the condition required by this Lease at the termination date.

         22. NOTICES. All notices, consents, demands and other communications from one party to the other given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been fully given three (3) days after deposited in the United States mail, certified or registered, postage prepaid, or one (1) day after delivered to a generally recognized overnight courier service, charges prepaid, and addressed as follows: to Tenant at the address specified in the Basic Lease Information or to such other place as Tenant may from time to time designate in a notice to Landlord, to Landlord at the address specified in the Basic Lease Information, or to such other place and with such other copies as Landlord may from time to time designate in a notice to Tenant.

         23.      ROOF REPAIRS.

                  (a) During the term Tenant shall have the right to use the roof of the Building in any lawful manner and install equipment thereon (the "Roof Equipment") subject to the following terms and conditions: Tenant shall not penetrate the roof in connection with, any installation or reinstallation of the Roof Equipment without Landlord's prior written consent which shall not be unreasonably withheld.. The plans and specifications for all the Roof Equipment shall be delivered by Tenant to Landlord for Landlord's review and approval. Such plans and specifications, including, without limitation, the proposed location of the Roof Equipment, shall be approved by Landlord in writing prior to any installation. Prior to the commencement of any installation or other work performed on or about the roof, Landlord shall approve all contractors and subcontractors which shall perform such work. Tenant shall be responsible for any damage to the roof, conduit systems or other portions of the Building or Building system as a result of Tenant's installation, maintenance and/or removal of the Roof Equipment.

                  (b) Tenant, at Tenant's sole cost and expense, shall comply with all laws regarding the installation, construction, operation, maintenance and removal of the Roof Equipment and shall be solely responsible for obtaining and maintaining in force all permits, licenses and approvals necessary for such operations.

                  (c) Tenant shall maintain the Roof Equipment in good condition and repair, at Tenant's sole cost and expense. If an event of default exists due to Tenant's failure to repair and maintain the Roof Equipment in accordance with this Lease, Landlord may, but shall not be obligated to, make any such repairs or perform any maintenance to the Roof Equipment and Tenant shall reimburse Landlord upon demand for all costs and expenses incurred by Landlord in connection therewith, plus a reasonable administrative fee.

                  (d) Tenant shall indemnify, defend, protect and hold harmless Landlord from and against any and all claims related to the Roof Equipment or operation, of the same as if the Roof Equipment were located wholly within the Premises. Tenant shall provide evidence satisfactory to Landlord that Tenant's property and liability insurance policies required undo this Lease include coverage for the Roof Equipment and any claim, loss damage. or liability relating to the Roof Equipment.

                  (e) Tenant shall, at Tenant's sole cost and expense, remove such portions of the Roof Equipment as Landlord may designate upon the expiration or earlier termination of this Lease, and restore the affected are to their condition prior to installation of the Roof Equipment. If Tenant fails to so remove the Roof Equipment, Landlord reserves the right to do so, and the expense of the same shall be immediately due and payable from Tenant to Landlord as additional rent, together with interest and late charges as provided in this Lease, plus a reasonable administrative fee.

         24.      SIGNAGE RIGHTS.

                  (a) As of the Effective Date, there is a Lease Agreement dated January 17, 1997 between Landlord, as successor-in-interest, and Foster Media, Inc. ("Foster"), wherein Landlord leases to Foster the entire west wall of the Building, which views to traffic traveling east on 20th Street, for wallscape advertising. Tenant shall retain all rights of the Landlord under such lease with Foster, including the collection of rent thereunder. Furthermore, Tenant shall be entitled to any and all further signage which may be available on the exterior or roof of the Building. Such signage rights are subject to the following terms and conditions:

                  (b) Tenant shall submit plans and drawings for such signage to the City of Oakland and to any other public authorities having jurisdiction and shall obtain written approval from each such jurisdiction prior to installation of such signage, and shall fully comply with all applicable laws related thereto.

                  (c) Tenant shall, at Tenant's sole cost and expense, design, construct and install such signage.

                  (d) All signs shall be subject to Landlord's prior written approval, which approval shall not be unreasonably withheld.

                  (e) Tenant shall maintain its signage in good condition and repair, and all costs of maintenance and repair shall be borne by Tenant. Maintenance shall include, without limitation, cleaning and, if such signage is illuminated, relamping at reasonable intervals. Tenant shall be responsible for any electrical energy used in connection with its signs.

         Upon the expiration or earlier termination of this Lease or at such other time that Tenant's signage rights are terminated pursuant to the term hereof, Tenant shall cause Tenant's signage to be removed from the Building and the Building to be repaired and restored to the condition which existed prior to the installation of Tenant's signage (including, if necessary. the replacement of any precast concrete panels), all at Tenant's sole cost and expense, without further notice from Landlord notwithstanding anything to the contrary contained in this Lease.

         25. RIGHT OF FIRST OFFER TO PURCHASE. Landlord hereby grants Tenant the first right, option and opportunity to purchase the Premises on the following terms and conditions;

                  (a) If at any time during the term of this Lease (including, without limitation, any option term) Landlord desires to sell or otherwise transfer (a "Transfer") the Premises or any part thereof or interest therein (such part or interest being referred to herein as the "Offered Interest"), then before Landlord enters a binding agreement to sell the Offered Interest, Landlord shall first offer to Tenant the opportunity to purchase the Offered Interest by giving Tenant written notice of the terms and conditions on which Landlord would be willing to sell the Offered Interest ("Landlord's Offer"). Landlord's Offer shall include the following basic business terms upon which Landlord is willing to transfer the Offered Interest (i) the sales price, (ii) the amount and terms of any seller financing, (iii) the amount and terms of any assumable third party financing, (iv) the state of title to be transferred by Landlord, (v) the date for close of escrow, (vi) the allocation of closing costs, (vii) the legal description of the Offered Interest, and (viii) all other material business terms on which Landlord is willing to transfer the Offered Interest. Tenant shall thereafter have the exclusive right to purchase the Offered Interest on the terms and conditions stated in Landlord's Offer, which right Tenant may exercise by giving Landlord written notice of Tenant's exercise of such right within thirty (30) days following date that Tenant receives Landlord's Offer. If Tenant exercises such right, then Tenant shall purchase and Landlord shall sell the Offered Interest on the terms and conditions described in Landlord's Offer.

                  (b) If Tenant does not, within such thirty (30) day period, exercise Tenant's right to purchase the Offered Interest on the terms and conditions of Landlord's

Offer, then Landlord may sell the Offered Interest to any third party for a purchase price not less than ninety-five Percent (95%) of the purchase price specified in Landlord's Offer and otherwise on the same term and conditions as Landlord's Offer, so long as (i) Landlord enters a binding written agreement with such third party for the sale of the Offered Interest within six (6) months after Landlord's delivery to Tenant of Landlord's Offer, and (ii) Landlord conveys title to the Offered Interest to such third party pursuant to such agreement within one hundred twenty (120) days after such agreement for the sale of the Offered Interest is fully executed by Landlord and such third-party buyer.

                  (c) If Landlord has not entered a binding written agreement for the sale of the Offered Interest within six (6) months after Landlord's delivery to Tenant of Landlord's Offer, or if Landlord has not conveyed title to the Offered Interest to such third-party buyer pursuant to such an agreement within one hundred and twenty (120) days after such agreement for the Sale of the Offered Interest is fully executed by Landlord and such third-party buyer, then, in either such event, any subsequent offer or election by Landlord to transfer the Premises or any part thereof or any interest therein (including, without limitation, the Offered Interest) shall be deemed a new determination to so do and shall be subject once again to Tenant's first right, option and opportunity to purchase as described herein.

         26. ADDITIONAL TERMS OF PURCHASE. If Tenant elects to purchase the Premises pursuant to any purchase option or right of first offer granted by Landlord to Tenant under the Lease and this Addendum, then the following additional terms and conditions will apply to such purchase:

                  (a) Landlord shall convey to Tenant at close of escrow by Grant Deed fee simple title to the Premises, free and clear of any taxes, assessments, liens, encumbrances or other exceptions to title, other than such matters as may exist as of the Commencement Date of the Lease or as agreed to by Tenant (the "Permitted Exceptions"). Tenant's obligation to purchase the Premises shall be conditioned upon Tenant's obtaining at close of escrow an ALTA extended coverage owner's policy of title insurance excluding all pre-printed exceptions (the "Title Policy") naming Tenant as the insured in the amount of the Purchase Price and showing fee title to the Premises as vested in Tenant subject only to the Permitted Exceptions. If Tenant is unable to obtain such a Tide Policy, Tenant may elect, in Tenant's sole discretion, to pursue any or all of the following courses: (i) accept the title insurance policy that can be obtained and close the purchase of the Premises, (ii) accept a title insurance policy with one or more exceptions to title which are not Permitted Exceptions,
(iii) delay the closing date to allow Landlord to remove any exception which is not a Permitted Exception, in which event Landlord shall use all reasonable efforts to remove such exceptions prior to the extended closing date, or (iv) rescind Tenant's exercise of the purchase option or the right of first offer.

                  (b) The sale and purchase of the Premises shall be consummated through an escrow established with a reputable title company selected by Tenant (the "Escrow Holder"). Close of escrow shall occur on the date specified by Tenant in its notice of exercise of the purchase option or right of first refusal, which date shall not be earlier than thirty (30) nor more than ninety
(90) days after Tenant's notice of exercise. Prior to the scheduled closing date. Landlord and Tenant shall execute and deliver to Escrow Holder all escrow instructions, deeds, assignments, and other documents as may be necessary to close the purchase and sale.

                  (c) There shall be no proration of any amounts paid by Tenant for insurance, maintenance or utilities. Tenant shall pay all Monthly Base Rent and additional rent and all other obligations that accrue under the Lease prior to the close of escrow; provided, however, that all Monthly Base Rent and additional rent shall be prorated between Landlord and Tenant as of the close of escrow with Tenant being refunded any prepayments of such sums and Landlord receiving any underpaid amounts through the day immediately preceding close of escrow. Any taxes, assessments, liens, encumbrances or other exceptions to title which are not Permitted Exceptions shall be paid and satisfied by Landlord at close of escrow. All costs of title, escrow, transfer taxes, and other closing costs (except as otherwise specifically provided herein) shall be paid by Landlord and Tenant in accordance with local custom in Alameda County as determined by the Escrow Holder.

                  (d) Risk of loss of the Premises shall remain with Landlord, subject to the terms of the Lease, until close of escrow, notwithstanding possession of the Premises by Tenant under the terms of the Lease.

         27.      GENERAL PROVISIONS.

                  (a) The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

                  (b) This Lease contains all agreements of the parties with respect to any matter mentioned herein and supersedes any verbal and any prior written conditions, representations, agreements or covenants, and may be modified in writing only, signed by the parties.

                  (c) No waiver by Landlord or Tenant of any provision hereof shall be deemed a waiver of any other provision or of any subsequent breach by Tenant or Landlord of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of rent or any partial payment hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                  (d) If Tenant remains in possession of the Premises or any part thereof after the expiration of the term with the consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of one and one-half times the last month's rental during the term plus all other charges payable hereunder, and upon all of the terms hereof.

                  (e) Subject to the provisions of this Lease restricting assignment or subletting by Tenant, this Lease shall bind the parties, their personal representatives, successors and assigns.

                  (f) Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times (with reasonable prior notice) for the purpose of inspecting the same, showing the same to prospective purchasers or lenders, and making such alterations, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable. Landlord may at any time during the last one hundred twenty (120) days of the term place on or about the Premises any ordinary "For Lease" sign. Landlord shall comply with Tenant's security and operating restrictions and shall use reasonable efforts to minimize any interference with Tenant's operations.

                  (g) If Tenant is a corporation, limited liability company or other entity, Tenant represents that each individual executing this Lease on behalf of Tenant is duly authorized to execute and deliver this Lease on behalf of the entity and that this Lease is binding upon the entity in accordance with its terms.

                  (h) The term "Landlord" as used herein means the then owner of the Building and in the event of a sale of the Building the selling owner shall be automatically relieved of all obligations of Landlord thereafter accruing hereunder.

                  (i) Tenant covenants for itself, its heirs, executors, administrators, and assigns and all persons claiming under or through it, and this Lease is made and accepted upon it subject to the condition that there shall be no discrimination against or segregation of any person or group of persons, on account of race, color, creed, religion, sex, marital status national origin, or ancestry in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the Premises herein leased nor shall the Tenant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, subtenants, or vendees in the Premises.

                  (j) GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS LEASE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF CALIFORNIA. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (i) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA,
(ii) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY STATUTORY REMEDY.

                  (k) No diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in any way affect this Lease or impose any liability on Landlord.

                  (l) This Lease shall not be recorded. Landlord and Tenant agree to execute and acknowledge, at the request of either, a memorandum of this Lease, in recordable form.

                  (m) Whenever the Lease requires an approval, consent, designation, determination, selection or judgment by either Landlord or Tenant, such approval, consent, designation, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed and, in exercising any right or remedy hereunder, each party shall at all times act reasonably and in good faith.

                  (n) Any expenditure by a party permitted or required under the Lease, for which such party is entitled to demand and does demand reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be substantiated by documentary evidence available for inspection and review by the other party or its representative during normal business hours.

         28. EXHIBITS. The exhibits, if any, specified in the Basic Lease Information are attached to this Lease and by this reference made a part hereof.

         IN WITNESS WHEREOF, the parties have executed this Lease to on the respective dates indicated below.

TENANT:                                LANDLORD:

DoubleTwist, Inc.,                     First Broadway/20th, LLC,
a California corporation               a California limited liability company


By:                                    By:  /s/ Steven R. Meckfessel
      ------------------------------        ------------------------------
Name:                                  Name:  Steven R. Meckfessel
      ------------------------------        ------------------------------
Its:                                   Its:  Managing Member
      ------------------------------        ------------------------------
Date:                                  Date:  5/17/00
      ------------------------------        ------------------------------



By:  /s/ John Couch                    By:
      ------------------------------        ------------------------------
Name:  John Couch                      Name:
      ------------------------------        ------------------------------
Its:  CEO                              Its:
      ------------------------------        ------------------------------
Date:                                  Date:
      ------------------------------        ------------------------------

                                    EXHIBIT A

                                    [DIAGRAM]

                                    EXHIBIT B

                       INITIAL IMPROVEMENT OF THE PREMISES

         THIS EXHIBIT is incorporated into that certain Lease (the "Lease") by and between First Broadway/20", LLC, a California limited company ("Landlord") and DoubleTwist, Inc., a California corporation ("Tenant"). All of the defined terms as used in the Lease shall have the same meanings herein.

         1. LANDLORD'S WORK. Landlord, through its general contractor, shall perform certain improvements to the Building shell and core at its sole cost and expense prior to delivery of the Premises to Tenant ("Landlord's Work"). Landlord's Work shall include those items specifically denoted on Schedule B-1 attached hereto and made a part of this Lease.

         2. TENANT IMPROVEMENTS. Landlord, through its general contractor, shall furnish and install within the Premises in accordance with the drawings and specifications finally approved by Landlord and Tenant (collectively, the "Tenant Improvement Drawings"), partitions. doors, lighting fixtures, glazing, millwork, painting, systems (mechanical, electrical, sprinklers) distribution, plumbing (outside of restrooms) and other items of general construction (the "Tenant Improvements"). The quantities, character and manner of installation of all of the Tenant Improvements shall be subject to the limitations imposed by any applicable laws and governmental regulations.

         3. ALLOCATION OF COST. Landlord shall bear the cost of all Tenant Improvements up to an amount equal to $1,777,608 (the "Tenant Improvement Allowance"). In addition, Landlord shall bear the cost of all permits, architectural and engineering services related to the Tenant Improvements based on the Tenant Improvement Allowance budget. Tenant shall bear the cost of all such Tenant Improvements, permits and services in excess of the Tenant Improvement Allowance. Landlord shall pay a share of each progress billing from its general contractor determined by multiplying the amount of such billing by a fraction, the numerator of which is the Tenant Improvement Allowance, and the denominator of which is the estimated construction cost of all Tenant Improvements to be installed in the Premises and permits required therefor. Tenant shall pay the balance of each progress billing, provided that at such time as Landlord has paid the Tenant Improvement Allowance, all billings shall be paid entirely by Tenant.

         4. PAYMENT OF TENANT'S COST. Tenant shall pay to Landlord all amounts due under the terms of this "Exhibit B" within ten (10) business days after billing by Landlord (but not more frequently than once per month). Bills may be rendered during the development of the Tenant Improvement Drawings and the Tenant Improvements so as to enable Landlord to pay permit and processing fees and its architects, engineers and general contractor without advancing Landlord's funds for more than its share of each progress billing. Landlord shall not be obligated to continue installation of the Tenant Improvements, if Tenant does not pay its share of the cost of the Tenant Improvements to Landlord within ten (10) days of when due. If Tenant does not make timely payment to Landlord, Landlord may, but shall not be obligated to, advance Landlord's funds to pay Tenant's share of the cost of the Tenant's Improvements and any funds so advanced shall be payable to Landlord upon demand as additional rent and shall bear interest as provided in paragraph 3 of the Lease.

         5.       DRAWINGS AND SPECIFICATIONS.

                  (a) Tenant shall approve the preliminary space plan as prepared by Landlord's Architect no later than May 3, 2000. Landlord, through its architects and engineers, shall prepare construction drawings as quickly as possible for the pricing and construction of the Tenant Improvements. Such construction drawings shall conform to and represent logical evolutions of the preliminary space plan previously approved by Tenant. Tenant shall provide Landlord's architects and engineers with sufficient instructions, as described below, to enable Landlord's architects and engineers to prepare complete drawings and specifications for the Tenant Improvements.

                  (b) Tenant's instructions to Landlord's architects and engineers shall include all relevant information, including, without limitation, Tenant's budget, special floor loadings, floor openings, air conditioning, plumbing and electrical loads, location and size of equipment, location and size of all of the functional requirements and the nature of desired finishes, casework, millwork, lighting and any special acoustic, fire-proofing and other treatments. Tenant and Landlord shall diligently pursue preparation of all such plans and specifications which shall be subject to approval by Landlord. If information submitted by Tenant is not sufficient for Landlord's purposes, Landlord or its architects or engineer shall so notify Tenant within three (3) days after receipt of such information specifying the required additional information. Within three (3) days thereafter, Tenant shall provide the additional information to Landlord in a form sufficient to permit Landlord, its architects and engineers, and general contractor to proceed with the design and construction of the Tenant Improvements. In the course of the preparation of construction drawings, Tenant and Landlord's architects and engineers shall consult with each other to facilitate Tenant's approval thereof when completed. Tenant shall approve the final construction drawings within five (5) days of delivery.

                  (c) Concurrent with the preparation of the Tenant Improvement Drawings by Landlord's architect and engineers, Landlord shall obtain preliminary cost estimates from its general contractor and relay such information to Tenant. Upon completion and approval of the Tenant Improvement Drawings by Landlord and Tenant, Landlord shall obtain and submit to Tenant a quotation of the cost of the Tenant

Improvements from Landlord's contractor. Tenant shall have the right to review all pricing information obtained by Landlord. If the quotation is not greater than one hundred five percent (105%) of the Tenant Improvement Allowance, then the quotation shall be deemed approved by Tenant. If the quotation is greater than one hundred five percent (105%) of the Tenant Improvement Allowance, Tenant shall approve or disapprove such estimate within five (5) business days of delivery. If disapproved, within five (5) business days following disapproval Tenant shall provide Landlord with additional information adequate to permit the revision of the Tenant Improvement Drawings and repricing of the Tenant Improvements.

                  (d) As soon as approved by Landlord and Tenant, Landlord shall submit the approved Tenant Improvement Drawings to all appropriate governmental agencies and thereafter Landlord shall use its best efforts to obtain all required governmental approvals as soon as possible. No changes may be made in the approved Tenant Improvement Drawings without Landlord's and Tenant's approval (not to be unreasonably withheld).

         6. CHANGE TO TENANT IMPROVEMENTS. Tenant shall bear the cost of any changes in the Tenant Improvements requested by Tenant after final approval of the Tenant Improvement Drawings by Tenant, together with a fee for Landlord's construction administration in an amount not to exceed five percent (5%) of the cost of such changes. In the event Landlord or its general contractor is instructed by Tenant to proceed with such changes without approval of such cost by Tenant, the amount thereof shall be as determined by Landlord upon completion of the Tenant Improvements, subject only to Landlord's furnishing to Tenant appropriate back-up information from Landlord's general contractor concerning increased costs and construction delays.

         7. TENANT'S VENDORS.

                  (a) Any items or work beyond the scope of the normal construction trades for which Tenant contracts separately (hereinafter "Tenant Vendor's Work"), shall be subject to Landlord's and its contractor's reasonable policies and schedules and shall be conducted in such a way as not to hinder, cause any disharmony with or delay Landlord's completion of the Tenant Improvements. To this end, Tenant shall conform with a schedule determined by Landlord's contractor and no work shall be done by Tenant which would cause Landlord's contractor to be dependent upon such work for completion of Landlord's contractor's work. If required by Landlord's contractor in order to avoid labor disputes, all of Tenant Vendor's Work shall be done with union labor in accordance with any applicable Master Labor Agreement. In no event shall work involving the roof, sprinkler, plumbing, mechanical, electrical, telephone, lighting or life safety systems of the Building be performed by other than Landlord's approved subcontractors and all telecommunications and other special electrical equipment shall be installed under the supervision of Landlord's electrical subcontractor.

                  (b) Not less than five (5) days prior to the date Tenant desires to commence Tenant Vendor's Work, it shall give a written request to Landlord setting forth or accompanied by all of the following:

                           (1) A description and schedule for the work to be performed;

                           (2) The names and addresses of all contractors, subcontractors and material suppliers who will perform Tenant Vendor's Work;

                           (3) The approximate number of individuals, itemized by trade, who will be present in the Premises;

                           (4) Copies of all plans and specifications pertaining to that portion of the Tenant Vendors Work;

                           (5) Copies of all licenses and permits which may be required in connection with the performance of Tenant Vendor's Work;

                           (6) Certificates of insurance indicating compliance with the insurance requirements set forth in the Lease; and

                           (7) If the cost of such Tenant Vendor's Work will exceed $100,000, performance and labor and materials payments bonds in an amount not less than Landlord's reasonable estimate of the total cost of such Tenant Vendor's Work; and, at Landlord's request, evidence of the availability of funds sufficient to pay for all such work.

All of the foregoing shall be subject to Landlord's approval, which approval shall not unreasonably be withheld.

                  (c) Tenant shall be responsible for any expenses incurred by Landlord due to inadequate cleanup by those performing Tenant Vendor's Work.

                  (d) If, in Landlord's opinion, any supplier, contractor or worker performing Tenant Vendor's Work hinders or delays, directly or indirectly, any other work of improvement in the Building or performs any work which may or does impair the quality, integrity or performance of any portion of the Building, Landlord may give notice thereof to Tenant and, if such condition has not been remedied within forty-eight

(48) hours, then promptly thereafter, Tenant shall cause such supplier, contractor or worker immediately to remove all of its tools, equipment and materials and to cease working in the Building. As additional rent under the Lease, Tenant shall reimburse Landlord for any repairs or corrections of the improvements constituting the Premises or any portion of the Building, or for the cost of any delays caused by or resulting from the actions or omissions of anyone performing Tenant Vendor's Work.

         8. SUBSTANTIAL COMPLETION AND RENTAL COMMENCEMENT DATE. "Substantial Completion" shall be defined as the completion of the Landlord's Work and Tenant Improvements, as the case may be, except for minor, insubstantial details of construction, decoration or mechanical adjustments which remain to be done, the correction or completion of which will not materially interfere with Tenant's use and occupancy of the Premises, as determined by Landlord's architect. Notwithstanding anything to the contrary contained in the Lease, Tenant's obligation for payment of rental under the Lease shall not commence until Landlord gives notice to Tenant that the Tenant Improvements are Substantially Completed. If Landlord is delayed in substantially completing the Tenant Improvements as a result of the following events (each of which is referred to herein as a "Tenant Delay"):

                  (a) Tenant's delay in approving the preliminary space plan by May 3, 2000;

                  (b) Tenant's changes to the preliminary space plan as finally approved by Tenant which results in substantial differences in the program previously prepared and priced by Landlord in calculating the Tenant Improvement Allowance;

                  (c) Tenant's changes to the construction drawings after approval thereof pursuant to paragraph 4(c) of this Exhibit B;

                  (d) Tenant's request for changes in the Tenant Improvements after commencement of construction;

                  (e) Hindrance or disruption of the work of Landlord's contractor resulting from Tenant Vendor's Work or any other reason under Tenant's control; or

                  (f) Cessation or termination of work in the Premises due to Tenant's failure to pay when due all amounts payable by Tenant pursuant to this Exhibit B;

         then the commencement date of Tenant's obligation for payment of rental shall be advanced by the number of days that Substantial Completion was actually delayed by such delay.

         9. DELIVERY. Effective upon delivery of the Premises to Tenant, Landlord warrants that (i) all Landlord's Work and the construction of the Tenant Improvements was performed in accordance with all Laws and the final approved Landlord Plans and Tenant Improvement Drawings and in a good and workmanlike manner, and (ii) all material and equipment installed in the Premises conformed to such approved Landlord Plans and Tenant Improvement Drawings and was new and otherwise of good quality.

         10. EARLY ENTRY FOR EQUIPMENT FIT UP. So long as such occupancy does not interfere with Landlord's construction of the Tenant Improvements, Tenant shall have the right to occupy the Premises prior to substantial completion of the Tenant Improvements for the purpose of installing Tenant's equipment, data and telecommunications systems, and trade fixtures. Any such occupancy shall be subject to all of the terms of the Lease except the obligation to pay rent.

TENANT:                                  LANDLORD:
DoubleTwist, Inc.,                       First Broadway/20th, LLC,
a California corporation                 a California limited liability company


By:  /s/ John Couch                      By:   /s/ Steven R. Meckfessel
     --------------------------------          ------------------------------
Name:  John Couch                        Name:  Steven R. Meckfessel
     --------------------------------          ------------------------------
Its:  CEO                                Its:  Managing Member
     --------------------------------          ------------------------------
Date:                                    Date:  5/17/00
     --------------------------------          ------------------------------



By:                                      By:
     --------------------------------          ------------------------------
Name:                                    Name:
     --------------------------------          ------------------------------
Its:                                     Its:
     --------------------------------          ------------------------------
Date:                                    Date:
     --------------------------------          ------------------------------

                                  SCHEDULE B-1

                                 LANDLORD'S WORK

         1. Voluntary seismic upgrade improvements to Building structure, including installation of concrete shear walls, diagonal bracing and reinforcing of existing concrete walls as necessary throughout the Building.

         2. Windows and perimeter walls will be repaired, as necessary, sealed and finished to a water-tight condition (to the extent possible consistent with the Historic Guidelines). Facade "touch-ups" to repair minor damage and generally clean up the exterior of the Building.

         3. Upgrade of existing stairs to meet current egress code and ADA regulations. Generally this will include extending the second stair to the first floor and basement and enclosing both stairs.

         4. To accommodate Tenant's general office use only, construction of new men's and women's restrooms (not including showers) on each main floor of the Premises in compliance with all applicable code requirements.

         5. Reuse of existing electrical service and rough installation to each main floor, restrooms, elevator and stair. Distribution of electrical system within the Premises is part of the Tenant Improvement work.

         6. New mechanical rough-in system to make available required HVAC to each floor, including vertical HVAC distribution between floors and distribution to and from the Building core (restrooms, stairways and adjacent storage room) but not the horizontal HVAC duct loops on each floor. Distribution of HVAC system is part of the Tenant Improvement work. Any additional mechanical and electrical requirements for equipment other than Tenant's is not included in the Landlord's Work.

         7. Replacement of roof, with reuse of existing roof drainage system.

         8. Retrofit of existing elevators as per existing contract with Otis Elevator Company.

         9. Installation of sprinkler system to each floor, elevator, and restrooms, including but not limited to, mains, standpipes, heads and laterals, as required by applicable code requirements for open shell construction. Distribution of sprinklers within the leased Premises is put of Tenant Improvement work.

         10. Installation of fire alarm systems per all applicable code requirements.

         11. Lead paint removal and abatement from interior window frames and stair railings.

         12. Rectification of deficiencies, if any, in the structural elements of the Building to comply with all codes, ordinances, laws, and regulations applicable as of the date of this Agreement, including, but not limited to, fire and life-safety provisions, building codes, and handicaps and ADA requirements relating to the base building, but excluding any modifications required solely as a result of Tenant's build-out or particular use of the Premises or which are triggered solely by the Tenant Improvements, alterations or additions.

                  The final plans for Landlord's Work are being completed as of the date of this Lease and therefore the exact plans together with specific specifications and plans are subject to changes based upon all governmental requirements and physical limitations. Such final plans ("Landlord Plans") shall be subject to Tenant's reasonable approval, and no changes may thereafter be made to the approved Landlord Plans without Tenant's further approval.

                                    EXHIBIT C

                             VERIFICATION MEMORANDUM

         Re: Lease dated as of April 12, 2000 between First Broadway/20th, LLC, a California limited liability company, ("Landlord"), and DoubleTwist, Inc., a California corporation ("Tenant"), and for Premises known as 2001 Broadway, Oakland, California. Tenant hereby verifies that the dates and amounts stated below are correct and further acknowledges and accepts possession of the Premises.

Area:                          63,486 square feet

Commencement Date:             ----------------------------------

Expiration Date:               ----------------------------------

Initial Monthly Base Rent:     $

TENANT:                                LANDLORD:
DoubleTwist, Inc.,                     First Broadway/20th, LLC,
a California corporation               a California limited liability company


By:  /s/ John Couch                    By:
     ----------------------------            ----------------------------
Name:  John Couch                      Name:
     ----------------------------            ----------------------------
Its:  CEO                              Its:
     ----------------------------            ----------------------------
Date:                                  Date:
     ----------------------------            ----------------------------


By:                                    By:
     ----------------------------            ----------------------------
Name:                                  Name:
     ----------------------------            ----------------------------
Its:                                   Its:
     ----------------------------            ----------------------------
Date:                                  Date:
     ----------------------------            ----------------------------


                                      C-1